Exhiibit 10.9

Purchase and Sale Agreement ("Agreement")

1.
ASSIGNMENT. ______________ ("______________") hereby buys and ACTIVECARE, INC. D/B/A 4G BIOMETRICS AND/OR REAL TIME HEALTH ("Seller") hereby sells, transfers and assigns all of Seller's right, title and interest in and to those specific accounts receivable owing to Seller as set forth on the assignment forms provided by ______________ (the "Assignments") together with all rights of action accrued or to accrue thereon, including without limitation, full power to collect, sue for, compromise, assign or in any other manner enforce collection thereof in ______________'s name or otherwise. All of Seller's accounts receivable and contract rights which are presently or at any time hereafter assigned by Seller, and accepted by ______________, are collectively referred to as (the "Accounts").

2.
ADVANCE. Upon ______________'s receipt and acceptance of each Assignment, ______________ shall pay to Seller EIGHTY percent (80%) of the face value of the Accounts therein described (the "Down Payment"). Notwithstanding anything to the contrary contained in this Agreement, the maximum outstanding balance of Seller to ______________ shall be $2,000,000 ("Maximum Advance").

3.
RESERVE. ______________ will hold in reserve the difference between the Purchase Price (hereinafter defined) and the Down Payment (the "Reserve") and provided there are no outstanding chargebacks or disputes, will pay to Seller, the Reserve, less any sums due ______________ hereunder, five (5) business days from the date on which the Accounts have been collected in good funds, charged back and/or deemed collected by ______________ due to an account debtor's insolvency. For purposes of this Agreement, the term "Purchase Price" shall mean the net face value of Accounts, less; ______________'s discount fee described in paragraph 4 below, returns, credits, allowances and discounts; and less all other sums charged or chargeable to Seller's Accounts.

4.
DISCOUNT. ______________'s purchase of the Accounts from Seller shall be at a discount fee which is deducted from the face value of each Account upon collection. The discount fee, which shall be based on the number of days an Account is outstanding from the date of the Down Payment, shall be as follows: If paid within 30 days a discount fee of TWO AND ONE-QUARTER percent (2.25%); if paid within 40 days a discount fee of THREE percent (3%); if paid within 50 days a discount fee of THREE AND THREE-QUARTERS percent (3.75%); if paid within 60 days a discount fee of FOUR AND ONE-HALF percent (4.50%); if paid within 70 days a discount fee of FIVE AND ONE QUARTER percent (5.25%); if paid within 80 days a discount fee of SIX percent (6%); if paid within 90 days a discount fee of SIX AND THREE-QUARTERS percent (6.75%); and an additional ONE AND ONE-HALF percent (1.50%) for each 10 day period thereafter until the account is paid.

5.
WARRANTIES, REPRESENTATION AND COVENANTS. As an inducement for ______________'s entering into this Agreement and with full knowledge that the truth and accuracy of the warranties, representations and covenants in this Agreement are being relied upon by ______________, instead of the delay of a complete credit investigation, Seller warrants, represents and covenants that:

(a)	Seller is properly licensed and authorized to operate the business of chronic illness monitoring;
(b)	Seller is the sole and absolute owner of the Accounts and has the full legal right to make said sale, assignment and transfer;
(c)	The correct amount of each Account will be set forth on the Assignments;
(d)	Each Account is an accurate and undisputed statement of indebtedness from an account debtor for a sum certain, without offset or counterclaim and which is due and payable in ninety days or less;
(e)	Each Account is an accurate statement of a bona fide sale, delivery and acceptance of merchandise or performance of service by Seller to an account debtor;
(f)	Seller does not own, control or exercise dominion in any way whatsoever, over the business of any account debtor;
(g)	All financial records, statements, books or other documents shown to ______________ by Seller at any time either before or after the signing of this Agreement are true and accurate;

(h)	Seller will not under any circumstance or in any manner whatsoever, interfere with any of ______________'s rights under this Agreement;
(i)
Seller has not and will not, at any time, permit any lien, security interest or encumbrance to be created upon any of its accounts receivable and/or its inventory without the prior written consent of ______________;

(j)	Seller will not change or modify the terms of the Accounts with any account debtor unless ______________ first consents, in writing;

(k)
Seller will notify ______________, in writing, in advance of: any change in Seller's place of business; Seller having or acquiring more than one place of business; any change in Seller's chief executive office; and/or any change in the office or offices where Seller's books and records concerning accounts receivable are kept;

(l)	Seller will immediately notify ______________ of any proposed or actual change of the Seller's and/or any account debtor's identity, legal entity or corporate structure;
(m)
Unless otherwise agreed to, in writing, by ______________, all invoices will state plainly on their face that the Accounts represented thereby have been assigned to ______________ and are payable directly to ______________; and

(n)
No Account shall be on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis;
The warranties, representations and covenants contained in this paragraph 5 shall be continuous and be deemed to be renewed each time Seller assigns Accounts to ______________. Notwithstanding the provisions contained in paragraph 6 of this Agreement, ______________ shall have recourse against the Seller in the event that any of the warranties, representations and covenants set forth in this paragraph 5 are breached.

6.
    NO RECOURSE. ______________ shall have no recourse against Seller if payments are not received due to the "Insolvency" of an account debtor within 90 days of invoice date. For purposes of the foregoing, Insolvency shall be deemed to have occurred only when: (a) a voluntary or involuntary bankruptcy proceeding for the relief of an account debtor under either Chapter 7 or Chapter 11 shall have been instituted in a United States Bankruptcy Court; (b) a receiver is appointed for the whole or any part of the property of an account debtor;
(c) an account debtor's assets shall have been sold under a writ of execution or attachments, or a writ of execution shall have been returned unsatisfied; (d) an account debtor shall have absconded; or (e) an account debtor's assets shall have been sold under levy by any taxing authority or by a landlord.

7.
    CHARGE-BACK. In the event that any Account is not paid within 90 days of invoice date for any reason whatsoever (other than as a result of an account debtor's Insolvency), including, without limitation, any alleged defense, counterclaim, offset, dispute or other claim (real or merely asserted) whether arising from or relating to the sale of goods or rendition of services or arising from or relating to any other transaction or occurrence, then in any such event ______________ shall have the right to chargeback such Account to Seller. No chargeback shall be deemed a reassignment to Seller of the Account involved. Seller acknowledges that all amounts chargeable to Seller's account under this Agreement shall be payable by Seller on demand.

8.	NOTICE OF DISPUTE. Seller must immediately notify ______________ of any disputes between any account debtor and Seller.

9.	SETTLEMENT OF DISPUTE. ______________ may, at its option, settle any dispute with any account debtor. Such settlement does not relieve Seller of any of its obligations under this Agreement.

10.
SOLE PROPERTY. Once ______________ has purchased the Accounts, the payment from account debtors relative to the Accounts is the sole property of ______________. Any interference by Seller with this payment will result in civil and/or criminal liability.

11.
SECURITY INTEREST. As a further inducement for ______________ to enter into this Agreement, and as security for the prompt performance, observance and payment of all obligations owing by Seller to ______________, Seller hereby grants to ______________ a continuing security interest in and lien upon the following (herein collectively referred to as the "Collateral"): all accounts, inventory, machinery and equipment, instruments, documents, chattel paper and general intangibles (as such terms are defined in the Uniform Commercial Code), whether now owned or hereafter created or acquired by Seller, wherever located, and all replacements and substitutions therefore, accessions thereto, and products and proceeds thereof, and all property of Seller at any time in ______________'s possession.

12.
FINANCING STATEMENTS. Seller will, at its expense perform all acts and execute all documents requested by ______________ at any time to evidence, perfect, maintain and enforce ______________'s security interest and other rights in the Collateral and the priority thereof.

13.
HOLD IN TRUST. Seller will hold in trust and safekeeping, as the property of ______________ and immediately turn over to ______________, the identical check or other form of payment received by Seller if payment on the Accounts comes into Seller's possession. Should Seller come into possession of a check comprising payments owing to both Seller and ______________, Seller shall turn over said check to ______________. In the event a payment belonging to ______________ is improperly deposited into Seller's bank account, ______________ reserves the right to impose liquidated damages upon Seller of up to 20% of the face amount of any check so improperly deposited.

14.	FINANCIAL RECORDS. Seller will furnish to ______________ financial statements and such other information as is, from time to time, requested by ______________.

15.	BOOK ENTRY. Seller will immediately, upon the sale of the Accounts, make the proper entry on its books and records disclosing the absolute sale of the Accounts to ______________.

16.	POWER OF ATTORNEY. In order to implement this Agreement, Seller irrevocably appoints ______________ its special attorney in fact or agent with power to:
(a)	Strike out Seller's address on any correspondence to any account debtor and put on ______________'s address;
(b)	Receive and open all mail addressed to Seller via ______________'s address;
(c ) Endorse the name of Seller or Seller's trade name on any checks or other evidences of payment that may come into the possession of ______________ in connection with the Accounts;
(d)	In Seller's name, or otherwise, demand, sue for, collect any and all monies due in connection with the Accounts; and
(e)	Compromise, prosecute or defend any action, claim or proceeding relative to the Accounts;

The authority granted to ______________ shall remain in full force and effect until the Accounts are paid in full and the entire indebtedness of Seller to ______________ is discharged.

17.	NOTIFICATION; VERIFICATION OF ACCOUNTS
(a)
Without in any way limiting the terms and provisions of paragraph 5 (m) hereinabove, ______________ may at any time and from time to time, in its sole discretion, notify any account debtor to make payment on any of Seller's open invoices to ______________; and

(b)	______________, may at any time verify the Accounts utilizing an audit control company, any agent of ______________ or any other means deemed appropriate by ______________.

18.
NO ASSUMPTION. Nothing contained in this Agreement shall be deemed to impose any duty or obligation upon ______________ in favor of any account debtor and/or any other party in connection with the Accounts.

19.
FUTURE ASSIGNMENTS. Seller may from time to time, at Seller's option, sell, transfer and assign different Accounts to ______________. The future sale of any Accounts shall be subject to and governed by this Agreement and such Accounts shall be identified by separate and subsequent Assignments.

20.
DISCRETION. Nothing contained in this Agreement shall be construed to impose any obligation upon ______________ to purchase Accounts from Seller. ______________ shall at its sole discretion determine which Accounts it shall purchase. Further, ______________ shall have the absolute right at any time to cease accepting any further Assignments from Seller.

21.
LEGAL FEES; EXPENSES. Seller will pay on demand any and all collection expenses and reasonable outside legal counsel's fees that ______________ incurs in the event it should become necessary for ______________ to enforce its rights under this Agreement. In addition, Seller will pay on demand all costs and expenses incurred by ______________ in any way relating to the transactions contemplated by this Agreement, including, without limitation, all reasonable attorneys' fees, Federal Express costs (or similar expenses), wire transfer costs, certified mail costs, facsimile transmission costs and lien search costs.

22.
BINDING ON FUTURE PARTIES. This Agreement shall inure to the benefit of and is binding upon the heirs, executors, administrators, successors and assigns of the parties hereto, except that Seller may not assign or transfer any or all of its rights and obligations under this Agreement to any party without the prior written consent of ______________.

23.
WAIVER; ENTIRE AGREEMENT. No failure or delay on ______________'s part in exercising any right, power or remedy granted to ______________ herein, will constitute or operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right set forth herein. This Agreement contains the entire agreement and understanding of the parties hereto and no amendment, modification or waiver of, or consent with respect to, any provision of this Agreement, will in any event be effective unless the same is in writing and signed and delivered by ______________.

24.	NEW JERSEY LAW. This Agreement shall be deemed executed in the State of New Jersey and, in all respects shall be governed and construed in accordance with the laws of the State of New Jersey.

25.
INDEMNITY. Seller shall hold ______________ harmless from and against any action or other proceeding brought by any account debtor against ______________ arising from ______________'s collecting or attempting to collect any of the Accounts.

26.
TERM. This Agreement will remain in effect for one year from the date that this Agreement becomes effective (the "Term"). Thereafter, the Term will be automatically extended for successive periods of one (1) year each unless either party provides the other with a written notice of cancellation of at least sixty (60) days prior to the expiration of the initial Term or any renewal Term; provided, however, ______________ may cancel this Agreement at any time upon sixty (60) days notice to Seller. In the event of a breach by Seller of any term or provision of this Agreement or upon Seller's insolvency or the insolvency of any guarantor of Seller's obligations herein, ______________ shall have the right to cancel this Agreement without notice to Seller, and all of Seller's obligations to ______________ herein shall be immediately due  and  payable.   In  the  event  of  cancellation,  the  provisions  of  this  Agreement  shall  remain  in  full  force  and  effect  until all                      of the Accounts have been paid in full.

27.
EARLY TERMINATION. In the event that Seller wishes to terminate the Agreement prior to the expiration of the Term, then in addition to paying ______________ all other obligations due under this Agreement, Seller shall also pay ______________ an early termination fee equal to $5,500 per month for each month remaining under the Term.

28.
INVALID PROVISIONS. If any provision of this Agreement shall be declared illegal or contrary to law, it is agreed that such provision shall be disregarded and this Agreement shall continue in force as though said provision had not been incorporated herein.

29.
EFFECTIVE. This Agreement shall become effective when it is accepted and executed by an authorized officer of ______________. Facsimile machine or PDF copies of an original signature by either party on this Agreement shall be binding as if said copies were original signatures.

INTENTIONALLY LEFT BLANK

30.	JURY WAIVER. The parties hereto hereby mutually waive trial by jury in the event of any litigation with respect to any matter connected with this Agreement.

Accepted:

ACTIVECARE, INC.                                                                                                              ______________

By:

By:
__________________  __________________

This day of , 2015  This day of  , 2015

In consideration of the foregoing Agreement, each of the undersigned hereby personally agrees to be jointly and severally liable for any damages suffered by ______________ by virtue of the breach of any warranty, representation or covenant made by Seller in paragraph 5 above.

Date:
By:
__________________, Individually

On this  day of in the year  before me, the undersigned, a notary public in and for the said state, personally appeared , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me, he/she/they executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

State:
Notary Public (Signature)                                                                Notary- Print Name                                                            Commission Expires:

Date:
By:
__________________, Individually

On this day of  in the year  before me, the undersigned, a notary public in and for he said state, personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me, he/she/they executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

State:
Notary Public (Signature)                                                                Notary- Print Name                                                            Commission Expires:

Date:
By:
__________________, Individually

On this day of  in the year  before me, the undersigned, a notary public in and for he said state, personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me, he/she/they executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
State:
Notary Public (Signature)                                                                Notary- Print Name                                                            Commission Expires: